UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-3595

Name of Fund:  Merrill Lynch Healthcare Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Healthcare Fund, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/04

Date of reporting period: 05/01/03 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Healthcare Fund, Inc.


Semi-Annual Report
October 31, 2003



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and
(3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Merrill Lynch Healthcare Fund, Inc.


Portfolio Information As of October 31, 2003


                                         Percent of
Ten Largest Equity Holdings              Net Assets

Abbott Laboratories                          5.0%
WebMD Corporation                            4.4
Cerner Corporation                           4.3
Aetna Inc. (New Shares)                      4.2
Teva Pharmaceutical Industries Ltd. (ADR)    4.2
Manor Care, Inc.                             3.9
Wyeth                                        3.8
Neurocrine Biosciences, Inc.                 3.4
Barr Laboratories, Inc.                      3.4
Amgen Inc.                                   3.2



                                         Percent of
Five Largest Industries*                 Net Assets

Biotechnology Products                      17.6%
Pharmaceutical--Prescription                14.1
Medical Devices                             13.9
Health Care Facilities                       9.5
Health Care Information Technology           8.7

*For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.


                                         Percent of
Geographic Allocation                    Net Assets

United States                               84.1%
Israel                                       6.7
Canada                                       2.0
Switzerland                                  1.4
United Kingdom                               1.4



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



A Letter From the President


Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product (GDP) growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter.

Equity markets rebounded from one of the most dismal three-year periods in history to make a strong showing this year. The S&P 500 Index posted year-to-date and 12-month returns of +21.21% and +20.80%, respectively, as of October 31, 2003. Although continued market strength cannot be assured, the positives have begun to eclipse the negatives. In addition to the impressive GDP growth, the positive economic news includes waning risk of deflation and surprisingly strong business spending and corporate earnings. In fact, business spending in the third quarter was the strongest it has been in three years, up 14%, and many company earnings reports exceeded forecasts in the first three quarters of the year. The good news did not go unnoticed, as investors appeared to regain confidence by returning to the equity market.

Against this backdrop, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


In an effort to generate gains while containing risk, we remained focused on our long-term strategy of balancing the upside potential of growth-oriented subsectors with the downside support offered by more defensive health care areas.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended October 31, 2003, the Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +11.90%, +11.27%, +11.55%, +11.99% and +12.22%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) The Standard & Poor's 500 (S&P 500) Index, a widely used, unmanaged market benchmark, returned +15.62% for the same period. The Lipper Health/Biotechnology Funds category, which measures the performance of funds that focus their investment on companies engaged in health care, medicine and biotechnology, provided an average return of +15.56% for the same six-month period.

The past six months were highlighted by a tentative start to economic recovery in the United States. The health care sector generally underperforms during periods of economic revitalization as investors shift assets from health care to more economically sensitive industries. In addition, the pharmaceutical industry, the largest component of the health care sector, was battered by negative publicity over high drug prices, patent expirations and intensified pressure from generic drugs. Moreover, new product discovery and development continued to slow. In the face of these conditions, we underweighted pharmaceuticals in the portfolio and increased our emphasis on generic and specialty drug companies. This enabled the Fund to advance nearly 12% during the period.

The Fund's gain trailed that of the S&P 500 Index during the period. This Index, a broad market measure sensitive to the performance of stocks in various sectors of the economy, benefited from the perception of a nascent economic recovery. The economically sensitive sectors within the Index all outperformed the health care sector in the equity market rally that commenced during this particular six-month period.


What changes were made to the portfolio during the period?

We entered the period with an emphasis on biotechnology for its upside potential and on health care services companies for downside support. We view biotechnology as an area of potentially strong new product generation and creativity. While maintaining a focus on the more growth-oriented biotechnology area, we sought to limit risk by investing in health care service companies, such as health maintenance organizations (HMOs) and hospital management companies. We underweighted large-capitalization pharmaceutical companies, whose stock performance historically lags more economically sensitive sectors during the early stages of economic acceleration.

As the period progressed, we reduced our weighting in HMOs, based on our assessment that profitability in this group had probably peaked. We increased our holdings of generic drug companies, which should have substantial opportunity in view of the large number of patent expirations due over the next few years.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



How would you characterize the portfolio's position at the close of the period?

The portfolio was structured much as it was six months earlier. The number of holdings was increased slightly from 53 at April 30 to 57 as of October 31. The Fund's positioning at the end of the period reflected a shift in emphasis toward mid- and small-capitalization holdings and away from large cap positions. This change was evident in the increased focus on generic and specialty drug companies, hospital management groups and biotechnology. We continue to pursue a growth-oriented investment strategy. At the same time, we are sensitive to valuations of individual stocks and remain diversified across many health care subsectors.


Jordan C. Schreiber
Vice President and Portfolio Manager


November 12, 2003



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Performance Data


About Fund Performance


Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares.
Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Performance Data (continued)


Average Annual Total Return





                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 10/31/03                 +13.20%          + 7.26%
Five Years Ended 10/31/03               + 9.56           + 8.38
Inception (10/21/94) through 10/31/03   +15.29           +14.60

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 10/31/03                 +12.10%          + 8.10%
Five Years Ended 10/31/03               + 8.70           + 8.41
Ten Years Ended 10/31/03                +13.15           +13.15

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 10/31/03                 +12.38%          +11.38%
Five Years Ended 10/31/03               + 8.66           + 8.66
Inception (10/21/94) through 10/31/03   +14.65           +14.65

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 10/31/03                 +13.41%          + 7.45%
Five Years Ended 10/31/03               + 9.82           + 8.64
Ten Years Ended 10/31/03                +14.32           +13.70

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



Aggregate Total Return


                                                     % Return Without
                                                       Sales Charge
Class R Shares
Inception (1/03/03) through 10/31/03                     +13.61%



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003


Performance Data (concluded)


Recent Performance Results

                                                                                 Ten-Year/
                                                6-Month        12-Month       Since Inception
As of October 31, 2003                        Total Return   Total Return       Total Return
ML Healthcare Fund, Inc.--Class A Shares*        +11.90%        +13.20%           +261.21%
ML Healthcare Fund, Inc.--Class B Shares*        +11.27         +12.10            +243.95
ML Healthcare Fund, Inc.--Class C Shares*        +11.55         +12.38            +243.58
ML Healthcare Fund, Inc.--Class I Shares*        +11.99         +13.41            +281.13
ML Healthcare Fund, Inc.--Class R Shares*        +12.22           --              + 13.61
Standard & Poor's 500 Index**                    +15.62         +20.80     +169.68/+163.97/+17.36

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year since inception periods are for ten years for Class
B & Class I Shares, from 10/21/94 for Class A & Class C Shares and from 1/03/03 for Class R Shares.

**This unmanaged index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly
NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. Ten-year/since inception total returns are for ten years, from 10/21/94 and from 1/03/03, respectively.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Schedule of Investments
                                                                                                    Value        Percent of
MIDDLE EAST  Industry++++         Shares Held  Common Stocks                                  (in U.S. dollars)  Net Assets
Israel       Pharmaceutical--         270,000  ++Taro Pharmaceutical Industries Ltd.                $   17,347,500     2.5%
             Prescription

             Pharmaceutical--         500,000  Teva Pharmaceutical Industries Ltd. (ADR)*               28,445,000     4.2
             Specialty

                                               Total Common Stocks in the Middle East                   45,792,500     6.7



NORTH AMERICA

Canada       Pharmaceutical--         570,000  ++Biovail Corporation                                    13,708,500     2.0
             Generic

                                               Total Investments in Canada                              13,708,500     2.0


United       Biotechnology            700,000  ++Abgenix, Inc.                                           8,575,000     1.3
States       Discovery Tools &        180,000  ++Charles River Laboratories International, Inc.          5,803,200     0.9
             Platform Technologies    358,000  ++Emisphere Technologies, Inc.                            2,237,500     0.3
                                      900,000  ++Lexicon Genetics Incorporated                           5,040,000     0.7
                                    1,000,000  ++Medarex, Inc.                                           7,150,000     1.0
                                                                                                    --------------   ------
                                                                                                        28,805,700     4.2

             Biotechnology            350,000  ++Amgen Inc.                                             21,616,000     3.2
             Products               1,000,000  ++AtheroGenics, Inc.                                     16,490,000     2.4
                                      500,000  ++BioMarin Pharmaceutical Inc.                            3,500,000     0.5
                                      150,000  ++Celgene Corporation                                     6,253,500     0.9
                                       50,000  ++Cell Genesys, Inc.                                        642,000     0.1
                                      200,000  ++Chiron Corporation                                     10,926,000     1.6
                                      547,700  ++Cubist Pharmaceuticals, Inc.                            6,364,274     0.9
                                      100,000  ++Genzyme Corporation                                     4,590,000     0.7
                                      100,000  ++Gilead Sciences, Inc.                                   5,458,000     0.8
                                      100,000  ++ICOS Corporation                                        4,672,000     0.7
                                      192,500  ++ILEX Oncology, Inc.                                     4,015,550     0.6
                                      140,000  ++Imclone Systems                                         4,865,000     0.7
                                      300,000  ++Millennium Pharmaceuticals, Inc.                        4,776,000     0.7
                                      500,000  ++Neurocrine Biosciences, Inc.                           23,415,000     3.4
                                      560,000  ++Repligen Corporation                                    2,833,600     0.4
                                                                                                    --------------   ------
                                                                                                       120,416,924    17.6

             Drugs & Medicine         100,000  ++DOV Pharmaceutical, Inc.                                1,225,000     0.2

             Health Care              160,000  AmerisourceBergen Corporation                             9,083,200     1.3
             Distributors

             Health Care              300,000  ++Community Health Care                                   7,206,000     1.1
             Facilities               196,700  HCA Inc.                                                  7,523,775     1.1
                                      383,200  Health Management Associates, Inc. (Class A)              8,487,880     1.2
                                      800,000  Manor Care, Inc.                                         26,624,000     3.9
                                      500,000  ++Triad Hospitals, Inc.                                  15,365,000     2.2
                                                                                                    --------------   ------
                                                                                                        65,206,655     9.5

             Health Care              686,400  ++Cerner Corporation                                     29,082,768     4.3
             Information &          3,900,000  ++WebMD Corporation                                      30,381,000     4.4
             Technology                                                                             --------------   ------
                                                                                                        59,463,768     8.7

             Managed Health Care      500,000  Aetna Inc. (New Shares)                                  28,705,000     4.2



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)


NORTH AMERICA                                                                                       Value        Percent of
(concluded)  Industry++++         Shares Held  Common Stocks                                  (in U.S. dollars)  Net Assets
United       Medical Devices          100,000  Boston Scientific Corporation                        $    6,772,000     1.0%
States                                500,000  Diagnostic Products Corporation                          20,410,000     3.0
(concluded)                           400,000  Medtronic, Inc.                                          18,228,000     2.7
                                      300,000  ++SonoSite, Inc.                                          5,925,000     0.8
                                      300,000  ++St. Jude Medical, Inc.                                 17,448,000     2.5
                                      300,000  ++Zimmer Holdings, Inc.                                  19,143,000     2.8
                                                                                                    --------------   ------

                                                                                                        87,926,000    12.8

             Pharmaceutical--         800,000  Abbott Laboratories                                      34,096,000     5.0
             Diversified

             Pharmaceutical--         300,000  ++Barr Laboratories, Inc.                                23,031,000     3.4
             Generic                  180,000  ++K-V Pharmaceutical Company (Class A)                    4,320,000     0.6
                                                                                                    --------------   ------
                                                                                                        27,351,000     4.0

             Pharmaceutical--         260,000  ++Esperion Therapeutics, Inc.                             6,206,200     0.9
             Prescription             590,000  ++The Medicines Company                                  15,723,500     2.3
                                      400,000  ++Nabi Biopharmaceuticals                                 4,412,000     0.6
                                      300,000  ++OSI Pharmaceuticals, Inc.                               8,400,000     1.2
                                      300,000  Pfizer, Inc.                                              9,480,000     1.4
                                      582,700  Wyeth                                                    25,720,378     3.8
                                                                                                    --------------   ------
                                                                                                        69,942,078    10.2

             Pharmaceutical--         200,000  ++Amylin Pharmaceuticals, Inc.                            5,466,000     0.8
             Specialty                200,000  Baxter International Inc.                                 5,316,000     0.8
                                      120,000  ++Forest Laboratories, Inc.                               6,001,200     0.9
                                      600,000  ++La Jolla Pharmaceutical Company                         2,046,000     0.3
                                                                                                    --------------   ------
                                                                                                        18,829,200     2.8

             Pharmacy Benefit         200,000  ++Caremark Rx, Inc.                                       5,010,000     0.7
             Managers                 300,000  Eli Lilly and Company                                    19,986,000     2.9
                                                                                                    --------------   ------
                                                                                                        24,996,000     3.6

                                               Total Common Stocks in the United States                576,046,525    84.1

                                               Total Common Stocks in North America                    589,755,025    86.1



WESTERN EUROPE

Switzerland  Pharmaceutical--         120,000  Roche Holding AG                                          9,929,981     1.4
             Prescription

                                               Total Common Stocks in Switzerland                        9,929,981     1.4


United       Medical Devices          900,000  Smith & Nephew PLC                                        7,151,366     1.0
Kingdom
             Pharmaceutical--       2,400,000  ++SkyePharma PLC                                          2,637,058     0.4
             Specialty

                                               Total Common Stocks in the United Kingdom                 9,788,424     1.4

                                               Total Common Stocks in Western Europe                    19,718,405     2.8

                                               Total Common Stocks (Cost--$564,067,065)                655,265,930    95.6



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Schedule of Investments (concluded)
                         Beneficial Interest/                                                       Value        Percent of
                                  Shares Held  Short-Term Securities                          (in U.S. dollars)  Net Assets
                                  $72,431,790  Merrill Lynch Liquidity Series, LLC Cash Sweep
                                               Series I (a)                                         $   72,431,790    10.6%
                                  $95,529,844  Merrill Lynch Liquidity Series, LLC Money Market
                                               Series (a)(b)                                            95,529,844    13.9
                                   31,843,281  Merrill Lynch Premier Institutional Fund (a)(b)          31,843,281     4.7

                                               Total Short-Term Securities
                                               (Cost--$199,804,915 )                                   199,804,915    29.2

             Total Investments (Cost--$763,871,980)                                                    855,070,845   124.8
             Liabilities in Excess of Other Assets                                                   (170,088,263)   (24.8)
                                                                                                    --------------   ------
             Net Assets                                                                             $  684,982,582   100.0%
                                                                                                    ==============   ======

*American Depositary Receipts (ADR).

++Non-income producing security.

++++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(a)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                      Dividend/
                                           Net         Interest
Affiliate                                Activity       Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I           $  14,146,309     $304,568
Merrill Lynch Liquidity Series,
   LLC Money Market Series           $ (9,506,337)     $ 65,071
Merrill Lynch Premier
   Institutional Fund                 (38,180,838)     $ 36,354


(b)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Statement of Assets and Liabilities

As of October 31, 2003
Assets

               Investments, at value (including securities loaned of $124,315,042)
               (identified cost--$763,871,980)                                                              $   855,070,845
               Receivables:
                  Securities sold                                                         $       989,139
                  Capital shares sold                                                             632,128
                  Dividends                                                                       230,272
                  Interest                                                                         48,892
                  Securities lending--net                                                          13,876         1,914,307
                                                                                          ---------------
               Prepaid registration fees                                                                             34,549
                                                                                                            ---------------
               Total assets                                                                                     857,019,701
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                        127,373,125
               Payables:
                  Securities purchased                                                         40,897,939
                  Capital shares redeemed                                                       1,788,412
                  Custodian bank                                                                  760,627
                  Investment adviser                                                              656,971
                  Distributor                                                                     268,971
                  Other affiliates                                                                285,005        44,657,925
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                 6,069
                                                                                                            ---------------
               Total liabilities                                                                                172,037,119
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $   684,982,582
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Capital Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                   $     2,354,031
               Class B Shares of Capital Stock, $.10 par value, 250,000,000 shares
               authorized                                                                                         4,331,317
               Class C Shares of Capital Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,838,950
               Class I Shares of Capital Stock, $.10 par value, 200,000,000 shares
               authorized                                                                                         4,277,971
               Class R Shares of Capital Stock, $.10 par value, 250,000,000 shares
               authorized                                                                                                56
               Paid-in capital in excess of par                                                                 593,897,463
               Accumulated investment loss--net                                           $   (4,622,162)
               Accumulated realized capital losses on investments and foreign
               currency transactions--net                                                     (8,298,945)
               Unrealized appreciation on investments and foreign currency
               transactions--net                                                               91,203,901
                                                                                          ---------------
               Total accumulated earnings--net                                                                   78,282,794
                                                                                                            ---------------
               Net Assets                                                                                   $   684,982,582
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $137,125,350 and 23,540,308 shares
               outstanding                                                                                  $          5.83
                                                                                                            ===============
               Class B--Based on net assets of $196,707,591 and 43,313,165 shares
               outstanding                                                                                  $          4.54
                                                                                                            ===============
               Class C--Based on net assets of $83,485,245 and 18,389,502 shares
               outstanding                                                                                  $          4.54
                                                                                                            ===============
               Class I--Based on net assets of $267,661,806 and 42,779,710 shares
               outstanding                                                                                  $          6.26
                                                                                                            ===============
               Class R--Based on net assets of $2,589.94 and 564.730 shares
               outstanding                                                                                  $          4.59
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Statement of Operations

For the Six Months Ended October 31, 2003
Investment Income

               Dividends (net of $13,996 foreign withholding tax)                                           $     1,198,264
               Interest                                                                                             307,409
               Securities lending--net                                                                              101,425
                                                                                                            ---------------
               Total income                                                                                       1,607,098
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     3,499,752
               Account maintenance and distribution fees--Class B                               1,042,912
               Account maintenance and distribution fees--Class C                                 423,737
               Transfer agent fees--Class I                                                       278,193
               Transfer agent fees--Class B                                                       245,285
               Account maintenance fees--Class A                                                  168,985
               Transfer agent fees--Class A                                                       138,545
               Accounting services                                                                125,893
               Transfer agent fees--Class C                                                       104,767
               Registration fees                                                                   47,219
               Custodian fees                                                                      44,574
               Professional fees                                                                   36,302
               Printing and shareholder reports                                                    32,310
               Directors' fees and expenses                                                        24,966
               Pricing fees                                                                         8,001
               Other                                                                               16,374
                                                                                          ---------------
               Total expenses                                                                                     6,237,815
                                                                                                            ---------------
               Investment loss--net                                                                             (4,630,717)
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments and Foreign Currency Transactions--Net

               Realized gain (loss) on:
                  Investments--net                                                             38,206,532
                  Foreign currency transactions--net                                             (51,611)        38,154,921
                                                                                          ---------------
               Change in unrealized appreciation on:
                  Investments--net                                                             40,601,614
                  Foreign currency transactions--net                                                3,313        40,604,927
                                                                                          ---------------   ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                 78,759,848
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    74,129,131
                                                                                                            ===============

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Statements of Changes in Net Assets
                                                                                             For the Six         For the
                                                                                             Months Ended       Year Ended
                                                                                             October 31,        April 30,
Increase (Decrease) in Net Assets:                                                               2003              2003
Operations

               Investment loss--net                                                       $   (4,630,717)   $   (8,909,603)
               Realized gain (loss) on investments and foreign currency
               transactions--net                                                               38,154,921      (30,404,968)
               Change in unrealized appreciation on investments and foreign currency
               transactions--net                                                               40,604,927     (107,302,270)
                                                                                          ---------------   ---------------
               Net increase (decrease) in net assets resulting from operations                 74,129,131     (146,616,841)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions            (23,887,830)      (86,554,209)
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                         50,241,301     (233,171,050)
               Beginning of period                                                            634,741,281       867,912,331
                                                                                          ---------------   ---------------
               End of period*                                                             $   684,982,582   $   634,741,281
                                                                                          ===============   ===============
                  *Undistributed (accumulated) investment income (loss)--net              $   (4,622,162)   $         8,555
                                                                                          ===============   ===============

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Financial Highlights

The following per share data and ratios have been derived    For the Six                    Class A***
from information provided in the financial statements.       Months Ended
                                                             October 31,           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     5.21   $     6.23   $     6.29   $     6.63   $     5.36
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.03)        (.05)        (.07)        (.05)        (.04)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .65        (.97)          .24         1.05         1.49
                                                             ----------   ----------   ----------   ----------   ----------

               Total from investment operations                     .62       (1.02)          .17         1.00         1.45
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --           --        (.23)       (1.34)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     5.83   $     5.21   $     6.23   $     6.29   $     6.63
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             11.90%+++     (16.37%)        2.78%       14.21%       27.73%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.55%*        1.58%        1.52%        1.50%        1.51%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (1.09%)*      (1.04%)      (1.20%)       (.80%)       (.71%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  137,125   $  119,375   $  146,714   $  107,642   $   59,029
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                76.63%      128.24%       81.36%       65.42%      109.88%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003


Financial Highlights (continued)

The following per share data and ratios have been derived    For the Six                     Class B
from information provided in the financial statements.       Months Ended
                                                             October 31,           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.08   $     4.91   $     5.05   $     5.55   $     4.54
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.04)        (.08)        (.10)        (.09)        (.07)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .50        (.75)          .19          .89         1.26
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .46        (.83)          .09          .80         1.19
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --           --        (.23)       (1.30)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     4.54   $     4.08   $     4.91   $     5.05   $     5.55
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             11.27%+++     (16.90%)        1.85%       13.28%       26.99%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          2.32%*        2.36%        2.29%        2.26%        2.28%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (1.87%)*      (1.83%)      (1.97%)      (1.57%)      (1.49%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  196,708   $  194,543   $  310,916   $  331,683   $  273,530
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                76.63%      128.24%       81.36%       65.42%      109.88%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Financial Highlights (continued)

The following per share data and ratios have been derived    For the Six                     Class C
from information provided in the financial statements.       Months Ended
                                                             October 31,           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.07   $     4.91   $     5.05   $     5.55   $     4.55
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.04)        (.08)        (.10)        (.09)        (.07)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .51        (.76)          .19          .90         1.25
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .47        (.84)          .09          .81         1.18
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --           --        (.23)       (1.31)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     4.54   $     4.07   $     4.91   $     5.05   $     5.55
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             11.55%+++     (17.11%)        1.85%       13.38%       26.70%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          2.34%*        2.37%        2.30%        2.28%        2.30%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                            (1.88%)*      (1.84%)      (1.99%)      (1.58%)      (1.50%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $   83,485   $   76,606   $   98,994   $   66,028   $   38,622
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                76.63%      128.24%       81.36%       65.42%      109.88%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Financial Highlights

The following per share data and ratios have been derived    For the Six                    Class I***
from information provided in the financial statements.       Months Ended
                                                             October 31,           For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2003        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period          $     5.59   $     6.66   $     6.70   $     6.98   $     5.62
                                                             ----------   ----------   ----------   ----------   ----------
               Investment loss--net++                             (.03)        (.04)        (.06)        (.04)        (.03)
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                                    .70       (1.03)          .25         1.12         1.57
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .67       (1.07)          .19         1.08         1.54
                                                             ----------   ----------   ----------   ----------   ----------
               Less distributions from realized gain
               on investments--net                                   --           --        (.23)       (1.36)        (.18)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     6.26   $     5.59   $     6.66   $     6.70   $     6.98
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share             11.99%+++     (16.07%)        2.91%       14.57%       28.06%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.30%*        1.33%        1.27%        1.24%        1.26%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment loss--net                             (.84%)*       (.79%)       (.95%)       (.55%)       (.47%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  267,662   $  244,217   $  311,288   $  288,091   $  219,499
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                76.63%      128.24%       81.36%       65.42%      109.88%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Financial Highlights (concluded)
                                                                                                      Class R

The following per share data and ratios have been derived                                   For the Six      For the Period
from information provided in the financial statements.                                      Months Ended     Jan. 3, 2003++
                                                                                            October 31,       to April 30,
Increase (Decrease) in Net Asset Value:                                                         2003              2003
Per Share Operating Performance

               Net asset value, beginning of period                                           $       4.09     $       4.04
                                                                                              ------------     ------------
               Investment loss--net++++                                                              (.02)            (.01)
               Realized and unrealized gain on investments and foreign currency
               transactions--net                                                                       .52              .06
                                                                                              ------------     ------------
               Total from investment operations                                                        .50              .05
                                                                                              ------------     ------------
               Net asset value, end of period                                                 $       4.59     $       4.09
                                                                                              ============     ============

Total Investment Return**

               Based on net asset value per share                                             12.22%++++++      1.24%++++++
                                                                                              ============     ============

Ratios to Average Net Assets

               Expenses                                                                             1.80%*           1.84%*
                                                                                              ============     ============
               Investment loss--net                                                               (1.34%)*          (.36%)*
                                                                                              ============     ============

Supplemental Data

               Net assets, end of period (in thousands)                                       $          3            --***
                                                                                              ============     ============
               Portfolio turnover                                                                   76.63%          128.24%
                                                                                              ============     ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Amount is less than $1,000.

++Commencement of operations.

++++Based on average shares outstanding.

++++++Aggregate total investment return.

See Notes to Financial Statements.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All adjustments are of a normal, recurring nature.The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options puchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural distaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%
Class R                          .25%                   .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended October 31, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                       $ 4,036               $ 65,695
Class I                       $    53               $    858


For the six months ended October 31, 2003, MLPF&S received contingent deferred sales charges of $141,286 and $3,620 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2003, the Fund lent securities with a value of $12,409,087 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended October 31, 2003, MLIM, LLC received $43,800 in securities lending agent fees.

In addition, MLPF&S received $589,104 in commissions on the execution of portfolio security transactions for the Fund for six months ended October 31, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended October 31, 2003, the Fund, reimbursed
MLIM, $8,096 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K. and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2003 were $488,695,044 and $489,056,940 respectively.

Net realized gains (losses) for the six months ended October 31, 2003 and net unrealized gains as of October 31, 2003 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)              Gains

Long-term investments            $    38,206,532    $    91,198,865
Foreign currency transactions           (51,611)              5,036
                                 ---------------    ---------------
Total                            $    38,154,921    $    91,203,901
                                 ===============    ===============


As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $88,300,363 of which $127,958,794 related to appreciated securities and $39,658,431 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $766,770,482.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(23,887,830) and $(86,554,209) for the six months ended October 31, 2003 and for the year ended April 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
October 31, 2003++                        Shares             Amount

Shares sold                            1,611,390    $     9,359,677
Automatic conversion of shares         1,589,373          9,204,078
                                 ---------------    ---------------
Total issued                           3,200,763         18,563,755
Shares redeemed                      (2,582,271)       (14,977,404)
                                 ---------------    ---------------
Net increase                             618,492    $     3,586,351
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class A Shares for the Year                                  Dollar
Ended April 30, 2003++                    Shares             Amount

Shares sold                            3,548,341    $    19,069,461
Automatic conversion of shares         3,785,084         20,127,478
                                 ---------------    ---------------
Total issued                           7,333,425         39,196,939
Shares redeemed                      (7,967,938)       (41,518,050)
                                 ---------------    ---------------
Net decrease                           (634,513)    $   (2,321,111)
                                 ===============    ===============

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.



Class B Shares for the
Six Months Ended                                             Dollar
October 31, 2003                          Shares             Amount

Shares sold                            2,842,566    $    12,895,404
Automatic conversion of shares       (2,035,963)        (9,204,078)
Shares redeemed                      (5,220,059)       (23,567,951)
                                 ---------------    ---------------
Net decrease                         (4,413,456)    $  (19,876,625)
                                 ===============    ===============



Class B Shares for the Year                                  Dollar
Ended April 30, 2003                      Shares             Amount

Shares sold                            6,795,271    $    28,741,477
Automatic conversion of shares       (4,814,702)       (20,127,478)
Shares redeemed                     (17,534,030)       (72,112,842)
                                 ---------------    ---------------
Net decrease                        (15,553,461)    $  (63,498,843)
                                 ===============    ===============



Class C Shares for the
Six Months Ended                                             Dollar
October 31, 2003                          Shares             Amount

Shares sold                            1,616,686    $     7,339,493
Shares redeemed                      (2,026,195)        (9,146,459)
                                 ---------------    ---------------
Net decrease                           (409,509)    $   (1,806,966)
                                 ===============    ===============



Class C Shares for the Year                                  Dollar
Ended April 30, 2003                      Shares             Amount

Shares sold                            3,864,785    $    16,346,399
Shares redeemed                      (5,217,038)       (21,381,414)
                                 ---------------    ---------------
Net decrease                         (1,352,253)    $   (5,035,015)
                                 ===============    ===============



Class I Shares for the
Six Months Ended                                             Dollar
October 31, 2003++                        Shares             Amount

Shares sold                            3,737,352    $    23,335,514
Shares redeemed                      (4,670,770)       (29,128,617)
                                 ---------------    ---------------
Net decrease                           (933,418)    $   (5,793,103)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class I Shares for the Year                                  Dollar
Ended April 30, 2003++                    Shares             Amount

Shares sold                            7,899,517    $    45,265,112
Shares redeemed                     (10,891,825)       (60,964,452)
                                 ---------------    ---------------
Net decrease                         (2,992,308)    $  (15,699,340)
                                 ===============    ===============

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.



Class R Shares for the
Six Months Ended                                             Dollar
October 31, 2003                          Shares             Amount

Shares sold                                  540    $         2,513
                                 ---------------    ---------------
Net increase                                 540    $         2,513
                                 ===============    ===============



Class R Shares for the
Period January 3, 2003++ to                                  Dollar
April 30, 2003                            Shares             Amount

Shares sold                                   25    $           100
                                 ---------------    ---------------
Net increase                                  25    $           100
                                 ===============    ===============

++Commencement of operations.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended October 31, 2003.


6. Commitments:
At October 31, 2003, the Fund had entered into foreign exchange contracts under which it had agreed to purchase foreign currency with an approximate value of $1,651,000.


7. Capital Loss Carryforward:
On April 30, 2003, the Fund had a net capital loss carryforward of $6,034,534, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Jordan C. Schreiber, Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary



Custodian
J.P. Morgan Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003


Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



MERRILL LYNCH HEALTHCARE FUND, INC., OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (annual requirement only)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. - N/A (annual requirement only)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Healthcare Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Healthcare Fund, Inc.


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.